Exhibit 99.1

Independent Accountants’ Report on Applying Agreed-Upon Procedures

Mercedes-Benz Financial Services USA LLC (the “Company”)
Credit Agricole Securities (USA) Inc.
BofA Securities, Inc.
Wells Fargo Securities, LLC
(together, the “Specified Parties”)

Re: Mercedes-Benz Auto Lease Trust 2019-B – Data File Procedures

We have performed the procedures described below, which were agreed to by the Specified Parties, on the specified attributes identified by the Company in an electronic data file entitled “08312019_MBALT 2019-B_Preliminary Pool_KPMG Add Data Pts.xls,” provided by the Company on September 17, 2019 (the “Initial Data File”), containing certain information related to 38,893 motor vehicle leases secured by new Mercedes-Benz automobiles as of August 31, 2019 (the “Cutoff Date”), which we were informed are intended to be included as collateral in the offering of Mercedes-Benz Auto Lease Trust 2019-B, Asset-Backed Notes. The Company is responsible for the specified attributes identified by the Company in the Initial Data File. The sufficiency of these procedures is solely the responsibility of the Specified Parties. Consequently, we make no representation regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Unless otherwise indicated, the following definitions have been adopted in presenting our procedures and findings:

•
The term “compared” means compared to the information shown and found it to be in agreement, unless otherwise noted. Such compared information was deemed to be in agreement if differences were within the materiality threshold.

•
The term “recomputed” means recalculated and compared the result to the information shown and found it to be in agreement, unless otherwise noted. Such recomputed information was deemed to be in agreement if differences were within the materiality threshold.

•	The term “materiality threshold” means that dollar amounts and percentages were within $1.00 and 0.1%, respectively.

•
The term “Leases” means motor vehicle retail lease contracts and the related leased vehicles originated by dealers and assigned to the Company in connection with the lease of new motor vehicles by lessees of Mercedes-Benz passenger cars and sport utility vehicles.

•
The term “Lease Contract” means the original, photocopy, or facsimile of the legal document or documents, provided to us by the Company, that includes Lease information. We make no representation regarding the execution of the Lease Contract by the lessee.

•	The term “Modification Letter” means the document, provided to us by the Company, containing the updated terms of the Lease Contract, as applicable.

•	The term “LeMans” means the Company’s operating lease portfolio management system used to track and account for its operating Leases prior to May 2, 2016.

•	The term “ALFA” means the Company’s operating lease portfolio management system used to track and account for its operating Leases beginning May 2, 2016.

•	The term “ACE” means the Company’s system used to track credit scores related to its operating Leases.

•	The term “VDS” means the Company’s Vehicle Data Service system used to track model class information related to the Leases.

•
The term “Lease File” means any file containing some or all of the following documents: Lease Contract, Modification Letter, and various screenshots contained within ALFA (which also contains information originated in the prior system, LeMans), ACE, or VDS.

A.
We randomly selected a sample of 100 Leases from the Initial Data File as instructed by the Company (the “Sample Leases”). A listing of the Sample Receivables is attached hereto as Exhibit A. For purposes of this procedure, the Company did not inform us as to the basis for how they determined the number of Leases that we were instructed to randomly select from the Initial Data File.

B.
For each Sample Lease, we recomputed or compared the specified attributes listed below contained in the Initial Data File to the corresponding information appearing in the Lease File. The Specified Parties indicated that the absence of any of the Lease File documents or the inability to agree the indicated information from the Initial Data File to the Lease File, utilizing instructions provided by the Company, as applicable, for each of the specified attributes constituted an exception. The Lease File documents are listed in the order of priority until such attribute was agreed.

Attributes	Lease File/Instructions

Adjusted Capitalized Cost	Lease Contract, Modification Letter

Original Start Date	Lease Contract and instructions provided by the Company described below

Maturity Date	Lease Contract, Modification Letter, and instructions provided by the Company described below

New/Used	Lease Contract and instructions provided by the Company described below

Original Term	Lease Contract

Current Remaining Term (Recomputed Current Remaining Term)	ALFA and instructions provided by the Company described below

Contract Residual	Lease Contract

State of Origination	ALFA and instructions provided by the Company described below

Attributes	Lease File/Instructions

Base Rent Payment	Lease Contract, Modification Letter

Vehicle Model Class	Lease Contract, VDS, and instructions provided by the Company described below

Vehicle Model Year	Lease Contract

FICO Score	ACE and instructions provided by the Company described below

Subvented Status	ALFA and instructions provided by the Company described below

Co-Lessee Present Indicator	ACE

Current Delinquency Status	ALFA

For purposes of comparing Original Start Date, we were instructed by the Company to consider Sample Leases with Original Start Dates on the 29th, 30th, or 31st of the month in the respective Lease Contract to be in agreement if the Sample Lease information in the Initial Data File stated the Original Start Date as the 1st day of the following month for Sample Leases with Account Numbers beginning with 5, and the 1st, 2nd, or 3rd day, respectively, of the following month for Sample Leases with Account Numbers beginning with 7. We were informed by the Company that ALFA and LeMans do not permit Original Start Dates to occur at the end of the month, and it will adjust such dates (i.e., 29th, 30th or 31st) to the 1st, 2nd or 3rd of the following month, respectively, for Sample Leases originated in LeMans, and to the 1st of the following month for Sample Leases originated in ALFA.

For purposes of comparing Maturity Date, if the Maturity Date stated in the Initial Data File did not agree to the Maturity Date listed in the respective Lease Contract or Modification Letter, we were instructed by the Company to consider the Sample Lease to be in agreement if the following criteria were met: i) the day of the month for Maturity Date in the Initial Data File was the same as the day of the month for Original Start Date in the Initial Data File, and ii) the difference between Maturity Date in the Initial Data File and Maturity Date in the Lease Contract was within two (2) days.

For purposes of comparing New/Used, we were instructed by the Company to consider Sample Leases to be “New” if the odometer reading per the Lease Contract was less than 10,000 miles. We were informed by the Company that it is the Company’s policy to consider such leases as “New” for purposes of structuring the leases using new car residual values.

For purposes of comparing Current Remaining Term, we were instructed by the Company to recompute the Current Remaining Term (the “Recomputed Current Remaining Term”) as follows:

i.
Divide the Total Remaining Rental Amount per the “Financial Summary” screen in ALFA by the Next Installment Invoice Net Amount per the “Financial Summary” screen in ALFA. We were informed by the Company that the “Financial Summary” screen reflects the Sample Lease information as of the date after the Cutoff Date. We were informed by the Company that the result of this calculation represents the number of payments not yet due, while the Current Remaining Term represents the number of payments not yet invoiced. We were further informed by the Company that the number of payments not yet due would exceed the number of payments not yet invoiced by one month, if a payment was recently invoiced but was not yet due.

ii.
If the “Receivables“ screen in ALFA indicated that the most recently invoiced payment was not yet due, subtract one (1) from the number of payments calculated in step (i) above to obtain the Current Remaining Term. Otherwise, we were instructed by the Company to use the number of payments calculated in step (i) above as the Current Remaining Term.

iii.
If the Paid-Through Date was on the 1st of each month, add one (1) to the number of payments calculated in the steps (i) and (ii) above to obtain the Current Remaining Term. Otherwise, we were instructed by the Company to use the number of payments calculated in step (ii) above as the Current Remaining Term.

For purposes of comparing State of Origination, we were instructed by the Company to consider the state shown in the “Garaging Address” line on the “Location History” screen in ALFA to be the State of Origination. If there were multiple “Garaging Address” lines on the “Location History” screen in ALFA, we were instructed to consider the state with the most recent date to be the State of Origination.

For purposes of comparing Vehicle Model Class, if the Vehicle Model Class stated in the Initial Data File did not agree to the Vehicle Model Class listed in the respective Lease Contract, we were instructed by the Company to compare the Vehicle Model Class using the ”Model” line on the “Asset Classification Details” screen in VDS.

For purposes of comparing FICO Score, if the FICO Score stated on Initial Data File did not agree to the FICO Score listed on the ACE screen, we were instructed by the Company to compare the FICO Score using the Co-Borrower’s “CS score” on the ACE screen.

For purposes of comparing Subvented Status, we were instructed by the Company to consider the “RateSubsidyIndicator” and “ResidualSubsidyIndicator” fields in the Initial Data File, as follows:

•	“Y” in the “RateSubsidyIndicator” field represents that the Sample Lease has a Rate Subsidy.

•	“N” in the “RateSubsidyIndicator” field represents that the Sample Lease does not have a Rate Subsidy.

•	“Y” in the “ResidualSubsidyIndicator” field represents that the Sample Lease has a Residual Subsidy.

•	“N” in the “ResidualSubsidyIndicator” field represents that the Sample Lease does not have a Residual Subsidy.

We were instructed by the Company to consider a Sample Lease to have a Rate Subsidy if we identified a “Manufact. Subsidy” line item on the “Other Payments” screen in ALFA. We were instructed by the Company to consider a Sample Lease to have a Residual Subsidy if we identified a “RVE Dollar Amount” in the “Subsidy” line or a value in the “Subsidy Code” line on the “Miscellaneous” screen in ALFA.

The information regarding the Sample Leases was found to be in agreement with the respective information in the Lease Files. There were no conclusions that resulted from our procedures.

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. We were not engaged to, and did not, conduct an examination or review, the objective of which would be the expression of an opinion or conclusion, respectively, on the specified attributes identified by the Company in the Initial Data File. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

The procedures performed were applied based on the information indicated in the Initial Data File and the Lease Files, and instructions provided by the Company, without verification or evaluation of such information or instructions by us; therefore, we express no opinion or any other form of assurance regarding (i) the physical existence of the Leases, (ii) the reasonableness of the information and instructions provided by the Company, (iii) the reliability or accuracy of the Lease Files which were used in our procedures, or (iv) matters of legal interpretation.

The procedures performed were not intended to address, nor did they address: (i) the conformity of the origination of the Leases to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) the value of collateral securing any such Leases being securitized, (iii) the compliance of the originator of the Leases with federal, state, and local laws and regulations, or (iv) any other factor or characteristic of the Leases that would be material to the likelihood that the issuer of the asset-backed security will pay interest and principal in accordance with applicable terms and conditions. The procedures performed were not intended to satisfy any criteria for due diligence published by a nationally recognized statistical rating organization (“NRSRO”).

The terms of our engagement are such that we have no obligation to update this report because of events and transactions that may subsequently occur.

This report is intended solely for the information and use of the Specified Parties. It is not intended to be and should not be used by any other person or entity, including investors and NRSRO’s, who are not identified in the report as Specified Parties but may have access to this report as required by law or regulation.

/s/KPMG LLP

Irvine, CA
October 16, 2019

Exhibit A
The Sample Leases

Sample Lease Number	Lease Number (*)	Sample Lease Number	Lease Number(*)	Sample Lease Number	Lease Number(*)
1	953	35	15170	69	27038
2	1333	36	15318	70	27259
3	1368	37	16088	71	27468
4	1434	38	16220	72	27591
5	2144	39	16449	73	27597
6	2149	40	16918	74	27797
7	3233	41	16923	75	28012
8	4290	42	17220	76	28219
9	4658	43	17351	77	28477
10	4743	44	17452	78	28624
11	5073	45	17466	79	30171
12	5610	46	17524	80	30588
13	6261	47	18290	81	30710
14	6963	48	18326	82	31144
15	7195	49	18651	83	31451
16	7321	50	20382	84	31492
17	7448	51	20726	85	31538
18	8104	52	21094	86	31864
19	8202	53	21157	87	32394
20	8584	54	21755	88	32646
21	8788	55	21920	89	32743
22	9114	56	22128	90	33052
23	9405	57	22265	91	33182
24	9576	58	23673	92	33960
25	9788	59	23965	93	34332
26	9830	60	24137	94	34548
27	9999	61	24153	95	35164
28	10497	62	24516	96	36145
29	11404	63	24564	97	36800
30	11887	64	25109	98	37235
31	12468	65	25471	99	37730
32	13173	66	26227	100	38238
33	13225	67	26495
34	14932	68	26653

(*)	The Company has assigned a unique Lease Number to each Lease in the Initial Data File. The Lease Numbers referred to in this Exhibit are not the Customer Account Numbers.